Ohio National Fund, Inc.	SUMMARY PROSPECTUS	May 1, 2021
ON BlackRock Balanced Allocation Portfolio

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders and other information about the fund online at https://funddocs.filepoint.com/ohionationalfund/. You can also get this information at no cost by calling 1-800-366-6654 or by sending an e-mail request to annuityservice@ohionational.com. The fund’s prospectus and statement of additional information, both dated May 1, 2021, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

Seeks high level of long-term total return consistent with preservation of capital.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that may be charged in connection with variable annuities and variable life insurance policies issued by the insurance companies which offer the Portfolio as an underlying investment option. If such charges were included, the following fees and expenses would be higher.

Shareholder Fees (fees paid directly from your investment): N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	None
Other expenses	0.06%
Total Annual Fund Operating Expenses	0.55%

Example. This Example is intended to help you compare the cost of investing your variable contract assets in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs indicated below do not reflect the additional expenses of variable contracts. These costs would be higher if variable contract charges were added. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$56	$176	$307	$689

Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 121% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio invests in stocks, bonds and money market instruments. The Adviser adjusts the mix of investments from time to time among the various asset classes (stocks, bonds and money market instruments) to capitalize on perceived variations in return potential of changing market and economic conditions. Under normal circumstances, the Portfolio invests up to 75% of its total assets in equity securities and will maintain a minimum of 25% of its total assets in fixed-income securities. Typically, the Portfolio invests up to 5% of its assets in money market instruments. Sometimes the Portfolio may not be invested in all three of the asset classes.

The Portfolio’s principal investment objective is supplemented and limited by the investment objectives, policies and restrictions established for each of the asset classes.

The equity component of the Portfolio (stock asset class) is actively managed by BlackRock Investment Management, LLC (“BlackRock”) under a sub-advisory agreement with the Adviser. BlackRock began managing the equity component of the Portfolio in February 2019. Within the equity component, BlackRock seeks long-term growth of capital. Current income is a secondary goal for the equity component.

BlackRock seeks to pursue these goals by investing in securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Portfolio can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock then constructs and rebalances the equity component of the Portfolio by integrating its investment insights with the model-based optimization process. BlackRock has no stated minimum holding period for investments and may buy or sell securities whenever it sees an appropriate opportunity. The equity component may be invested in equity securities, including common stock, or securities or other instruments whose price is linked to the value of common stock. The issuers of the equity securities are primarily U.S. based. BlackRock expects to invest in securities within the market capitalization range of the Russell 1000 Index, but maintains flexibility to invest outside of that range. As of March 31, 2021, the capitalization range of the Russell 1000 Index was between $916.14 million and $2.05 trillion.

Within the fixed-income component of the Portfolio (bond asset class), the Adviser seeks a high level of income. Capital appreciation, consistent with capital preservation, is a secondary goal of the fixed-income component. The Adviser invests in bonds without limitation as to quality, maturity and duration. Within the money market component of the Portfolio (the money market asset class), the Adviser may invest in various money market instruments, including treasury bills, commercial paper, certificates of deposit and short or medium-term notes. The Adviser seeks maximum current income consistent with the preservation of principal and liquidity.

The portfolio managers consider a variety of factors in determining whether to sell a security, including changes in market conditions, changes in prospects for the security, alternative investment possibilities and other factors they believe to be relevant.

Principal Risks

There is no assurance that the Portfolio will meet its investment objective. The value of your investment in the Portfolio and the amount of the return you receive on your investment may fluctuate significantly. You could lose money, or have less return than the market in general, by investing in the Portfolio. Investment in this Portfolio involves all of the risks associated with investing in portfolios concentrating in each of the three asset classes. There is also the risk that at any given time this Portfolio will invest too much or too little in each asset class. On the other hand, since the risk factors affecting each asset class are different, the risks of each asset class often offset one another. As a result, this Portfolio is sometimes less volatile than a portfolio investing only in stocks or bonds. The principal risks of investing in the Portfolio are:

Market Risk — A security’s price may change in response to changes in conditions in securities markets in general. Markets tend to move in cycles with periods of rising prices and periods of falling prices. They can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology, or heavy institutional selling. In the case of debt securities, changes in the overall level of interest rates affect the security’s price. Different types of stocks sometimes shift into and out of favor with investors. For example, at times the market may not favor growth-oriented stocks. Instead, it might favor value stocks or not favor stocks at all. If the Portfolio focuses on a particular investment style, its performance will sometimes be better or worse than the performance of funds focusing on other types of investments. A significant national or international event, natural disaster or widespread health crisis, such as the COVID-19 global pandemic, could cause substantial market volatility, exchange trading suspensions and closures, severe market dislocations and liquidity constraints, and impact the ability to complete redemptions and affect fund performance.

Interest Rate Risk — Prices of fixed-income securities rise and fall in response to changes in the interest rates paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of fixed-income securities with longer maturities. A wide variety of market factors can affect interest rates. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. The Portfolio may be subject to heightened interest rate risk due to certain changes in monetary policy. Rising interest rates may expose fixed-income markets to increased volatility and may reduce the liquidity of certain Portfolio investments. These developments also could cause more fluctuation in the Portfolio’s net asset value or make it more difficult for the Portfolio to accurately value its securities. These developments or others could also cause the Portfolio to face increased shareholder redemptions, which could force the Portfolio to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Portfolio as well as the value of your investment.

LIBOR Risk — Instruments in which the Portfolio invests may pay interest based on the London Interbank Offered Rate (“LIBOR”). The use of LIBOR is scheduled to be phase out by the end of 2021, although the phase out of U.S. dollar LIBOR has been delayed until mid-2023. Currently, no official replacement rate has been identified. The nature of any replacement rate and the impact to the transition from LIBOR on the Portfolio, issuers of instruments in which the Portfolio invests, and financial markets generally are unknown.

Credit Risk — The Portfolio may lose money if the issuer or guarantor of a fixed income security is unable or unwilling to make scheduled interest or principal payments, which may reduce the Portfolio’s income and market value.

Liquidity Risk — The Portfolio may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, particularly during times of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. The Portfolio may not be able to sell a restricted or illiquid security at a favorable time or price, thereby decreasing the Portfolio’s overall liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities. If the Portfolio is forced to sell an illiquid security to meet redemption requests or for other cash needs, the Portfolio may be forced to sell at a loss.

Issuer Risk — The value of a security may decline for reasons related to the issuer, such as earnings stability, overall financial soundness, management performance and reduced demand for the issuer’s goods or services.

Asset Allocation Risk — The Portfolio’s ability to achieve its investment goal depends upon the managers’ skill in determining the Portfolio’s asset allocation mix (its allocation among the three asset classes). There is the possibility that the managers’ evaluations and assumptions regarding asset classes will not successfully achieve high long-term total return in view of actual market trends.

Call or Prepayment Risk — During periods of falling interest rates, a bond issuer may “call” or repay its high-yielding bond before the bond’s maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Portfolio would experience a decline in income. The ability of an issuer of a debt security to repay principal prior to a security’s maturity can cause greater price volatility if interest rates change.

High Portfolio Turnover Risk — Portfolios with high portfolio turnover rates will incur higher transactions expenses, thereby decreasing overall return. In addition, there is a possibility that a portfolio with a high turnover rate will sell some securities before their market values reach full potential.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Portfolio. They show changes in the Portfolio’s performance for each of the last ten years and the Portfolio’s average annual returns for the last one year, five years and ten years compared to those of a broad-based securities market index. The Portfolio’s past performance does not necessarily indicate how it will perform in the future. Variable contract charges are not reflected in the chart or table. If they were, the returns would be less than those shown.

BlackRock began sub-advising the equity component of the Portfolio under its current strategy on February 1, 2019. From May 2002 through January 31, 2019, the equity component of the Portfolio was sub-advised by Suffolk Capital Management, LLC using a different strategy. Performance returns shown below for periods prior to February 1, 2019 are not indicative of returns of the current strategy or sub-adviser.

During the period shown in the bar chart, the Portfolio’s highest return for a quarter was 17.42%. That was the quarter ended on June 30, 2020. The lowest return for a quarter was -17.51%. That was for the quarter ended on December 31, 2018. To obtain performance information up to the most recent month end, call toll free 877.781.6392.

Average Annual Total Returns As of December 31, 2020	1 Year	5 Years	10 Years
ON BlackRock Balanced Allocation Portfolio	15.65%	11.26%	10.60%
S&P 500® Index*	18.40%	15.22%	13.88%
70% S&P 500® Index/30% ICE BofA Merrill Lynch U.S. Corporate Master Index**	16.18%	12.81%	11.53%

*	Primary benchmark
**

Secondary benchmark. The 70% S&P 500® Index/30% ICE BofA Merrill Lynch U.S. Corporate Master Index is a customized index included for the purpose of showing how the Portfolio’s performance compares with an index that is 70% in stocks and 30% in bonds.

Management

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio. Gary Rodmaker, CFA, FLMI, Vice President, Fixed Income Securities for Ohio National Life, has been a co-portfolio manager of the fixed income component of the Portfolio since 2016. Nick Trivett, CFA, Second Vice President, Investments for Ohio National Life, has been a co-portfolio manager of the fixed income component of the Portfolio since January 2019.

BlackRock serves as the investment sub-adviser for the equity component of the Portfolio. BlackRock has been a sub-adviser for the equity component of the Portfolio since February 1, 2019. Raffaele Savi, a Managing Director of BlackRock, and Travis Cooke, CFA, also a Managing Director of BlackRock, have been portfolio managers of the equity component of the Portfolio since February 2019.

Purchase and Sale of Fund Shares

Shares of the Portfolio are offered only to separate accounts of insurance companies, which use the Portfolio shares as an underlying investment for variable annuities and variable life insurance contracts, and to portfolios of the Fund in connection with Ohio National Life’s and National Security’s variable annuity contracts and variable life insurance policies. You may select funds and make transfers among fund options as described in your variable contract prospectus. The separate accounts of the insurance companies may purchase and redeem Portfolio shares, at their net asset value next computed, each day the New York Stock Exchange is open for unrestricted trading. Please read your variable contract prospectus for more information about your variable contract.

Tax Information

The tax treatment of payments made from a variable contract is described in the contract’s prospectus. Generally, contract owners are not taxed on income or gains realized within their contract until they receive payments from the contract.

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